American Beacon Mid-Cap Value Fund

Supplement dated April 30, 2015
to the
Statement of Additional Information dated February 27, 2015

The information below supplements the Statement of Additional Information dated February 27, 2015 and is in addition to any other supplement(s):
On March 8, 2015, the American Beacon Funds' Board of Trustees approved the termination of LMCG Investments Group, LLC ("LMCG") and the appointment of WEDGE Capital Management, L.L.P. ("WEDGE") as a sub-advisor to the American Beacon Mid-Cap Value Fund.  WEDGE is expected to begin managing certain assets of the Fund on or about May 8, 2015.

In the "Investment Sub-Advisory Agreements" section, the following is added to the table in alphabetical order and the information regarding LMCG is deleted:

Sub-Advisor	Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity's Business
WEDGE Capital Management, L.L.P.	8 General Partners	Ownership	Financial Services

In the "Portfolio Managers" section, the following is added to the table in alphabetical order and the information regarding LMCG's portfolio managers is deleted:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based

Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
WEDGE Capital Management, L.L.P.*
Paul VeZolles	3 ($934.5 mil)	1 ($81.5 mil)	111 ($2.9 bil)	None	None	None
Brian Pratt	3 ($934.5 mil)	1 ($81.5 mil)	111 ($2.9 bil)	None	None	None
John Carr	3 ($934.5 mil)	1 ($81.5 mil)	111 ($2.9 bil)	None	None	None
Richard Wells	3 ($934.5 mil)	1 ($81.5 mil)	111 ($2.9 bil)	None	None	None
*  The information provided is as of March 31, 2015.  WEDGE Capital Management, L.L.P. is expected to begin managing certain assets of  the Mid-Cap Value Fund on or about May 8, 2015.

In the "Portfolio Managers - Conflicts of Interest" section, the following is added in alphabetical order and the information regarding LMCG is deleted:

WEDGE Capital Management, L.L.P. ("WEDGE") During the normal course of managing assets for multiple clients, WEDGE expects to encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients.  For example, circumstances may arise under which WEDGE determines there is a limited supply or demand for a security.  Under such circumstances, where it is not possible to obtain the same price or time of execution for a security purchased or sold for multiple clients' accounts, WEDGE indents to allocate shares of the security in accordance with its order allocation procedures.  WEDGE's allocation procedures are designed to distribute shares in a manner that is fair and equitable to all clients over time.  Other conflicts of a material nature that are encountered frequently surround security selection, brokerage selection, employee personal securities trading, and proxy voting.  To mitigate conflicts of interest in these areas, WEDGE has implemented a series of policies reasonably designed to prevent and detect conflicts when they occur.  WEDGE believes its policies combined with the periodic review and testing performed by its compliance professionals, adequately protect the assets of its clients.

In the "Portfolio Managers - Compensation" section, the following is added in alphabetical order and the information regarding LMCG is deleted:

WEDGE  WEDGE structures its incentive compensation plans to reward all professionals for their contribution to the growth and profitability of the firm.  General Partners are compensated via a percentage of the firm's net profitability following a peer review, which focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future.  Other investment professionals receive a competitive salary and bonus based on the firm's investment and business success and their specific contribution to that record.  Exclusive of those who are General Partners, research analysts' incentive plans are formally structured to reward superior short-term and long-term performance relative to both an index and a universe of like portfolios.   WEDGE is committed to its independence and to the broad, internal distribution of ownership.  In 1999, the firm adopted a new partnership agreement which enables WEDGE to more effectively provide ownership opportunities for those professionals who have contributed to the growth and profitability of the firm.

In the "Portfolio Managers - Ownership of the Funds" section , the following is added in alphabetical order and the information regarding LMCG is deleted:
Name of Investment Advisor and Portfolio Managers*	Mid-Cap Value Fund
WEDGE Capital Management, L.L.P.
Paul VeZolles	None
Brian Pratt	None
John Carr	None
Richard Wells	None
* The information provided is as of March 31, 2015.  WEDGE is expected to begin managing certain assets of the Mid-Cap Value Fund on or about May 8, 2015.

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